UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

ImmunityBio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37507	43-1979754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 633-0300

NantKwest, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IBRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 21, 2020, ImmunityBio, Inc. (formerly known as NantKwest, Inc.) (the “Company”), NantCell, Inc. (formerly known as ImmunityBio, Inc.) (“ImmunityBio”), and Nectarine Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, under the terms and subject to the conditions contained therein, the merger of Merger Sub with and into ImmunityBio (the “Merger”), with ImmunityBio surviving the Merger as a wholly owned subsidiary of the Company. The Merger Agreement was approved by the Board of Directors of the Company (the “Board”) based upon the unanimous recommendation of a special committee of independent and disinterested directors of the Company. On March 9, 2021, following the satisfaction of the closing conditions set forth in the Merger Agreement, the Merger was completed.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 9, 2021, the Company completed the Merger pursuant to the terms of the Merger Agreement. Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of ImmunityBio (each an “ImmunityBio Share”), that was issued and outstanding immediately prior to the Effective Time (subject to certain exceptions as set forth in the Merger Agreement) was converted into the right to receive 0.8190 (the “Exchange Ratio”) newly issued shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”), with cash paid in lieu of any fractional shares. In addition, upon completion of the Merger, (i) each outstanding option to purchase ImmunityBio Shares (each, an “ImmunityBio Option”) was converted into an option, on the same terms and conditions applicable to such ImmunityBio Option immediately prior to the Effective Time, to purchase a specified number of shares of Company Common Stock with an adjusted exercise price, each calculated pursuant to the terms of the Merger Agreement, (ii) each outstanding restricted stock unit award of ImmunityBio (each, an “ImmunityBio RSU Award”) was converted into an award of Company restricted stock units covering a number of shares of Company Common Stock (rounded to the nearest whole share) equal to the product of (x) the number of ImmunityBio Shares subject to such ImmunityBio RSU Award immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, and (iii) each outstanding warrant to purchase ImmunityBio Shares was converted into a warrant, on the same terms and conditions applicable to such warrant, to purchase a specified number of shares of Company Common Stock at an adjusted exercise price, each calculated pursuant to the terms of the Merger Agreement.

In connection with the Merger, the Company changed its name from “NantKwest, Inc.” to “ImmunityBio, Inc.” (the “Name Change”). The shares of Company Common Stock, previously trading on the Nasdaq Global Select Market through the close of business on March 9, 2021 under the ticker symbol “NK,” will commence trading on the Nasdaq Global Select Market under the ticker symbol “IBRX” on March 10, 2021, as of which time the Company Common Stock will be represented by a new CUSIP number, 45256X103.

The issuance of the shares of Company Common Stock to the former stockholders of ImmunityBio was registered with the Securities and Exchange Commission (the “SEC”) on a Registration Statement on Form S-4 (Reg. No. 333-252232) (the “Form S-4”). Immediately following the Effective Time, the former stockholders of ImmunityBio held approximately 72% of the outstanding shares of Company Common Stock and the stockholders of the Company as of immediately prior to the Merger held approximately 28% of the outstanding shares of Company Common Stock, each on a fully diluted basis as described in the Form S-4. The issuance of the shares of Company Common Stock to certain holders of ImmunityBio Options and ImmunityBio RSU Awards will be registered with the SEC on a Registration Statement on Form S-8.

Dr. Patrick Soon-Shiong serves as the Executive Chairman of the Company and, together with certain of his affiliates, beneficially owned in excess of a majority of the outstanding shares of Company Common Stock as of immediately prior to the Effective Time. Dr. Soon-Shiong also served as Chairman and Chief Executive Officer of ImmunityBio and, together with certain of his affiliates, beneficially owned in excess of a majority of the outstanding ImmunityBio Shares immediately prior to the Effective Time. As a result of the Merger and immediately following the Effective Time, Dr. Soon-Shiong and his affiliates beneficially own, in the aggregate, approximately 82% of the outstanding shares of Company Common Stock. Prior to the Merger, the Company also has been involved in certain strategic collaborations, licensing or other commercialization arrangements and agreements with ImmunityBio and its subsidiaries as described in the Form S-4.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As of the Effective Time, ImmunityBio had outstanding promissory notes with certain entities affiliated with Dr. Soon-Shiong in an aggregate principal amount of approximately $276.6 million, excluding accrued interest. The notes bear interest at a per annum rate ranging from 3.0% to 6.0%, compounded annually and computed on the basis of 365 or 366 days. The notes provide that all outstanding principal is due and payable on September 30, 2025, and accrued and unpaid interest is payable either on the maturity date or, with respect to one of the notes, on a quarterly basis. ImmunityBio may prepay the outstanding amount of any advance, together with accrued and unpaid interest at any time, either in whole or in part, without premium or penalty. An “Event of Default” would occur under such notes: (a) upon the initiation by ImmunityBio of any voluntary case under any bankruptcy, insolvency or other similar law; (b) if an involuntary case under any bankruptcy, insolvency or other similar law is commenced against ImmunityBio with respect to it or its debt and such involuntary case remains undismissed or unstayed for a period of 90 days; or (c) upon a general assignment of assets by ImmunityBio for the benefit of creditors. Upon the occurrence of any Event of Default, all amounts outstanding thereunder in respect of the principal amount of any advance under such notes and all unpaid interest having accrued thereon, will be accelerated and become immediately due and payable. The foregoing description of the promissory notes does not purport to be complete, and is qualified in its entirety by reference to the full text of such promissory notes, which are included as Exhibits 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with a previous acquisition, ImmunityBio issued contingent value rights, or CVRs, under which ImmunityBio agreed to pay the prior stockholders of the acquired company approximately $304.0 million upon successful approval of a Biologics License Application or foreign equivalent for Anktiva by December 31, 2022 and approximately $304.0 million upon the first calendar year prior to December 31, 2026 in which worldwide net sales of Anktiva exceed $1.0 billion (with the payments payable in cash or shares of common stock or a combination of both). Dr. Soon-Shiong and certain of his affiliates hold approximately $279.5 million in the aggregate of CVRs and they have irrevocably agreed to receive shares of common stock in satisfaction of their CVRs. If all other holders of such CVRs were to choose to receive any payments for such CVRs in cash, the aggregate payments would be $164.2 million for the CVRs tied to the achievement of the regulatory milestone and $164.2 million for the CVRs tied to the achievement of the sales milestone. The foregoing description of the CVRs does not purport to be complete, and is qualified in its entirety by reference to the full text of the related FDA Milestone Contingent Value Rights Agreement and Sales Milestone Contingent Value Rights Agreement, which are included as Exhibits 10.15 and 10.16, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ImmunityBio leases office space, laboratory and warehouses under various operating leases, which expire at various dates through September 2026. Among these leases, ImmunityBio is a party to three lease agreements with Duley Road, LLC, a related party that is controlled by Dr. Soon-Shiong, related to an office and cGMP manufacturing facility and a second building located in El Segundo, California. As of December 31, 2020, total future lease payments required under these leases was approximately $11.3 million.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Appointment of Directors

On March 5, 2021, pursuant to the Merger Agreement and effective as of immediately following the Effective Time, the Board increased its size from six (6) to nine (9) directors, and the following directors of ImmunityBio were appointed to the Board to fill the vacancies created thereby, each to hold such office until the 2021 annual meeting of stockholders and until his or her successor is duly elected or appointed:

John Brennan — Mr. Brennan served for 25 years in a variety of roles at the CIA, rising from analyst to station chief, and finally being appointed as the agency’s Director by President Barack Obama. He also served as Deputy National Security Advisor for Homeland Security and Counterterrorism. Brennan earned a Bachelor of Arts degree from Fordham University, and is a Distinguished Fellow at the Fordham University Law School. He earned a Master of Arts from the University of Texas at Austin, where he currently serves as a Distinguished Non-Resident Scholar and a senior advisor to the University’s Intelligence Studies Projects.

Wesley Clark — General Clark served for 34 years in the U.S. Army, rising through the ranks to earn his fourth star as a full general in 1996. He served as the Supreme Allied Commander Europe of NATO where he commanded Operation Allied Force in the Kosovo War. Highly decorated throughout his career, General Clark was awarded the U.S. Presidential Medal of Freedom by President Bill Clinton. He is a graduate of the U.S. Military Academy at West Point, where he was class valedictorian. After graduating from West Point, General Clark was awarded a Rhodes Scholarship to the University of Oxford where he earned degrees in Philosophy, Politics and Economics. He earned a master’s degree in military science from the Command and General Staff College. General Clark runs Wesley K. Clark and Associates consulting firm and is Chairman and CEO of Enverra, a boutique investment bank.

Christobel Selecky — Ms. Selecky is a chief executive, entrepreneur and board member with more than 30 years of healthcare industry experience. Ms. Selecky held several leadership positions over her 14-year career at FHP International Corporation, including as President of the FHP California Health Plan. She subsequently co-founded, and served as President, CEO, and Executive Chairman of LifeMasters Supported SelfCare, a national leader in the field of disease and population health management. Ms. Selecky serves on corporate and not-for-profit boards of directors and, as a consultant helping improve patient engagement, population health outcomes, and healthcare cost management. She currently serves on the Boards of Directors of Paris-based Teleperformance, Satellite Healthcare, and Griswold Home Care. She is active in several board governance organizations such as NACD and Women Corporate Directors and is also a lecturer in Healthcare Entrepreneurship in the MBA program at the University of California, Irvine.

The Company has not yet determined the Board committees on which Mr. Brennan, General Clark and Ms. Selecky may sit. The newly appointed directors have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are any such transactions currently proposed. Other than the Merger Agreement, there were no arrangements or understandings between the Company’s newly appointed directors and any person pursuant to which they were appointed.

In connection with their appointment to the Board, each of Mr. Brennan, General Clark and Ms. Selecky will receive an equity grant to be determined by the Compensation Committee of the Board, and for their respective service on the Board and any committees of the Board, such director will receive the same compensation payable by the Company to its other non-employee directors for their service on the Board and committees as described in the Company’s amended Outside Director Compensation Policy, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Each of the newly appointed directors also will enter into the Company’s standard indemnification agreement, which has been previously entered into with each of the Company’s directors and the form of which has been filed by the Company as Exhibit 10.2 hereto and is incorporated herein by reference.

Appointment of Principal Officers

On March 5, 2021 and effective as of immediately following the Effective Time, the Board appointed David Sachs as Chief Financial Officer of the Company. In such capacity, Mr. Sachs will serve as the principal financial officer and the principal accounting officer of the Company. Mr. Sachs succeeded Sonja Nelson, who has been appointed as Senior Vice President, Finance of the Company and no longer serves as the Company’s principal financial officer and principal accounting officer.

Mr. Sachs, age 43, has served as chief financial officer of ImmunityBio since July 2019. Mr. Sachs also served as chief financial officer of Integrity Healthcare, LLC, a NantWorks subsidiary and the former management company for Verity Health, from February 2018 to August 2020. From April 2011 to June 2019, Mr. Sachs held various executive positions at NantWorks and its subsidiaries, including serving as chief financial officer of NantHealth, Inc. from 2013 to 2015. Mr. Sachs also served as Verity Health’s executive vice president, strategy and development from July 2017 to February 2018 and as Verity Health’s interim and then permanent chief financial officer from August 2017 to August 2018. Prior to NantWorks, Mr. Sachs served in business development roles at Celgene and Abraxis and as an investment banker with Bank of America Merrill Lynch. Mr. Sachs has served on the board of directors of ZioSoft, KK since 2013 and PacketFabric, Inc. since 2016. He received his B.A. in Economics from the University of California at Los Angeles and his M.B.A. in Finance and Strategy from the UCLA Anderson School of Management.

Pursuant to Mr. Sachs’ offer letter with ImmunityBio, Mr. Sachs is entitled to receive an annual base salary of $387,000 and is eligible to receive an annual discretionary bonus of up to 50% of his base salary, upon the achievement of certain performance targets to be determined by the Board in its sole discretion. Mr. Sachs also is eligible for a severance payment if his employment is terminated without “cause” or if he resigns for good reason (each as defined in his offer letter). Such severance payment will be equal to: (i) 10 months of his base salary plus (ii) a prorated bonus paid out at 100% of his annual bonus. The foregoing description of Mr. Sachs’ offer letter does not purport to be complete, and is qualified in its entirety by reference to the full text of such offer letter, which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference. As part of his compensatory arrangement with ImmunityBio, Mr. Sachs also held an ImmunityBio RSU Award immediately prior to the Effective Time that was assumed in the Merger and converted into an award of Company restricted stock units with respect to 169,231 shares of Company Common Stock. Mr. Sachs also will enter into the Company’s standard indemnification agreement, which has been previously entered into with each of the Company’s executive officers and the form of which has been filed by the Company as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Also, on March 5, 2021 and effective as of immediately following the Effective Time, the Board appointed Richard Adcock, the Company’s Chief Executive Officer, to the additional office of President of the Company. Mr. Adcock succeeded Barry Simon, M.D., who has been appointed as Chief Corporate Affairs Officer of the Company and no longer serves as the Company’s President. Mr. Adcock, age 52, has served as Chief Executive Officer of the Company since October 2020. Further information regarding Mr. Adcock is included in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on October 26, 2020, which is incorporated herein by reference.

The newly appointed principal officers have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act, nor are any such transactions currently proposed. There are no family relationships among any of the Company’s newly appointed principal officers with the directors and executive officers of the Company. Other than the Merger Agreement, there were no arrangements or understandings between the Company’s newly appointed principal officers and any person pursuant to which they were appointed.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2021, following completion of the Merger, the Company filed an amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Name Change (the “Name Change Amendment”). A copy of the Name Change Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 8, 2021, the Company held a special meeting of stockholders (the “Special Meeting”). As of the close of business on January 29, 2021, the record date for the Special Meeting, there were 108,997,270 shares of Company Common Stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 94,118,154 shares of Company Common Stock was present or represented by proxy at the Special Meeting (representing approximately 86.35% of the shares entitled to vote at the Special Meeting). The number of votes cast for or against, as well as abstentions, with respect to each proposal is set forth below (there were no broker non-votes at the Special Meeting):

Proposal 1 — Stock Issuance Proposal. The proposal to approve the issuance of Company Common Stock in the Merger to the security holders of ImmunityBio, as contemplated by the Merger Agreement, was approved by the holders of Company Common Stock as follows:

Votes For	Votes Against	Abstentions
93,835,900	138,118	144,136

Proposal 2 — Merger Proposal. The proposal to approve the Merger, as contemplated by the Merger Agreement, was approved by the holders of a majority of the outstanding shares of Company Common Stock not held by Dr. Soon-Shiong, Cambridge Equities, LP or Chan Soon-Shiong Family Foundation or any of their controlled affiliates or any of the directors or executive officers of the Company or ImmunityBio (which consisted of a total of 35,152,997 outstanding shares of Company Common Stock entitled to vote) as follows:

Votes For	Votes Against	Abstentions
20,665,277	106,064	103,655

Proposal 3 — Adjournment Proposal. Stockholder action on the proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal or the Merger Proposal was not required and no vote was taken on that proposal.

Item 7.01	Regulation FD Disclosure.

On March 9, 2021, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1 furnished herewith, is “furnished” and not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 8.01	Other Events.

In connection with the completion of the Merger, the Company has updated its disclosures regarding its business and risk factors. The revised disclosure is filed herewith as Exhibits 99.2 and 99.3, and such disclosure is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of ImmunityBio, Inc.

The Company will file the financial statements required to be filed by this Item 9.01(a) not later than seventy-one (71) calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Company will file the financial statements required to be filed by this Item 9.01(b) not later than seventy-one (71) calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits. Below is a list of exhibits included with this Current Report on Form 8-K:

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of December 21, 2020, by and among ImmunityBio, Inc. (f/k/a NantKwest, Inc.), NantCell, Inc. (f/k/a ImmunityBio, Inc.) and Nectarine Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2020)

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ImmunityBio, Inc. (f/k/a NantKwest, Inc.) dated March 9, 2021

10.1	ImmunityBio, Inc. (f/k/a NantKwest, Inc.) Amended Outside Director Compensation Policy

10.2	Form of Indemnification Agreement between ImmunityBio, Inc. (f/k/a NantKwest, Inc.) and each of its directors and executive officers (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (Reg. No. 333-205124) filed with the SEC on June 19, 2015)

10.3#^	Offer Letter, dated August 3, 2020, between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and David Sachs (incorporated by reference to Exhibit 10.31 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.4#	NantCell, Inc. (f/k/a ImmunityBio, Inc.) 2015 Stock Incentive Plan and forms of award agreements thereunder (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.5+	Common Stock Purchase Warrant, dated June 30, 2016, issued by NantCell, Inc. (f/k/a ImmunityBio, Inc.) to NantWorks, LLC (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.6†	Agreement and Plan of Merger, dated March 31, 2017, by and among NantCell, Inc. (f/k/a ImmunityBio, Inc.), Bio Merger Sub Inc., Liquid Genomics, Inc. and the Stockholder Representative thereunder (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.7†	Agreement and Plan of Merger, dated May 19, 2017, by and among NantCell, Inc. (f/k/a ImmunityBio, Inc.), Altor Acquisition LLC, Altor BioScience Corporation and Shareholder Representative Services LLC (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.8†	Agreement and Plan of Merger, dated May 15, 2018, by and among NantCell, Inc. (f/k/a ImmunityBio, Inc.), Receptome Acquisition Corporation, Receptome, Inc., and the Selling Stockholder thereunder (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.9	Amended and Restated Promissory Note, dated July 28, 2020, issued by NantCell, Inc. (f/k/a ImmunityBio, Inc.) to Nant Capital, LLC (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.10	Amended and Restated Promissory Note, dated July 28, 2020, issued by NantCell, Inc. (f/k/a ImmunityBio, Inc.) to NantWorks, LLC (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.11	Amended and Restated Promissory Note, dated July 28, 2020, issued by NantCell, Inc. (f/k/a ImmunityBio, Inc.) to NantCancerStemCell, LLC (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.12	Amended and Restated Promissory Note, dated July 28, 2020, issued by NantCell, Inc. (f/k/a ImmunityBio, Inc.) to NantMobile, LLC (incorporated by reference to Exhibit 10.9 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.13	Promissory Note, dated September 30, 2020, issued by NantCell, Inc. (f/k/a ImmunityBio, Inc.) to Nant Capital, LLC (incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.14	Promissory Note, dated February 22, 2021, issued by NantCell, Inc. (f/k/a ImmunityBio, Inc.) to Nant Capital, LLC

10.15	FDA Milestone Contingent Value Rights Agreement, dated July 31, 2017, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and the Stockholder Representative thereunder (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.16	Sales Milestone Contingent Value Rights Agreement, dated July 31, 2017, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and the Stockholder Representative thereunder (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.17	Exclusive License Agreement, dated April 21, 2015, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and Sorrento Therapeutics, Inc. (incorporated by referenced to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by Sorrento Therapeutics, Inc. with the SEC on August 7, 2015)

10.18	Exclusive License Agreement, dated July 27, 2017, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and CytRx Corporation (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by CytRx Corporation with the SEC on August 1, 2017)

10.19+	Exclusive License Agreement, dated February 16, 2016, by and between NantBioScience, Inc. and Etubics Corporation (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.20+	Exclusive License Agreement, dated January 1, 2020, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and GlobeImmune, Inc. (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.21	Exclusive License Agreement, dated August 7, 2020, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and iosBio Ltd. (incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.22	Assignment Agreement, dated July 31, 2017, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and NantOmics, LLC (incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.23	Shared Services Agreement, dated May 13, 2015, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and NantWorks, LLC (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.24	Amendment #1 to Shared Services Agreement, dated January 1, 2016, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and NantWorks, LLC (incorporated by reference to Exhibit 10.22 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.25+	Supply Agreement, dated August 15, 2018, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and NantBio, Inc. (incorporated by reference to Exhibit 10.23 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.26	Shared Services Agreement, dated April 4, 2019, by and between NantCell, Inc. (f/k/a ImmunityBio, Inc.) and NantBio, Inc. (incorporated by reference to Exhibit 10.24 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.27	Assignment Agreement, dated July 2, 2017, by and between NantPharma, LLC and Immunotherapy NANTibody, LLC (incorporated by reference to Exhibit 10.25 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.28	Letter Agreement, dated February 14, 2018, by and between NantPharma, LLC and Immunotherapy NANTibody, LLC (incorporated by reference to Exhibit 10.26 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.29+	Commercial Lease, dated February 1, 2017, by and between Duley Road, LLC and Altor BioScience Manufacturing Company, LLC (incorporated by reference to Exhibit 10.27 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.30+	Commercial Lease, dated January 28, 2019, by and between Duley Road, LLC and NantCell, Inc. (f/k/a ImmunityBio, Inc.) (incorporated by reference to Exhibit 10.28 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.31+	Commercial Lease, dated January 28, 2019, by and between Duley Road, LLC and NantCell, Inc. (f/k/a ImmunityBio, Inc.) (incorporated by reference to Exhibit 10.29 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

10.32†	Common Stock Purchase Agreement, dated April 30, 2018, by and among NantCell, Inc. (f/k/a ImmunityBio, Inc.) and NantBio, Inc. (incorporated by reference to Exhibit 10.30 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-252232) filed with the SEC on January 19, 2021)

99.1	Press Release issued by ImmunityBio, Inc. (f/k/a NantKwest, Inc.) on March 9, 2021 (furnished and not filed)

99.2	Business Section of ImmunityBio, Inc. (f/k/a NantKwest, Inc.)

99.3	Risk Factors Section of ImmunityBio, Inc. (f/k/a NantKwest, Inc.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish to the SEC a copy of any omitted schedule or exhibit upon request.
+	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish to the SEC a copy of any omitted schedule or exhibit upon request.
#	Indicates a management contract or compensatory plan.
^	Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMMUNITYBIO, INC.

By:	/s/ Richard Adcock
Name:	Richard Adcock
Title:	Chief Executive Officer and President

Date: March 9, 2021